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                          Annual Report on Form 10-K
                                    for the
                              Year Ended 12/31/00
                              -------------------

                                  Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-76181) of Apex Silver Mines Limited of our report dated February 16, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Denver, Colorado
March 28, 2001